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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 14, 2003


                            MICHAEL BAKER CORPORATION
             (Exact name of registrant as specified in its charter)


          Pennsylvania                   1-6627                  25-0927646
        (State or Other               (Commission              (IRS Employer
 Jurisdiction of incorporation)       File Number)        Identification Number)


                              AIRSIDE BUSINESS PARK
                                100 AIRSIDE DRIVE
                        MOON TOWNSHIP, PENNSYLVANIA 15108
                    (Address of Principal Executive Offices)

                                 (412) 269-6300
              (Registrant's Telephone Number, including Area Code)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.                 Description
-----------                 -----------

99.1                        Press release issued May 13, 2003.


ITEM 9.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 13, 2003, Michael Baker Corporation (the "Company") issued a press release reporting that the Company would release its first quarter 2003 financial results on May 27, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MICHAEL BAKER CORPORATION


                                      By: /s/  William P. Mooney
                                          -----------------------------------
                                          Executive Vice President and Chief
                                          Financial Officer

Date: May 14, 2003


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                                  EXHIBIT INDEX

Number          Description                                    Method of Filing
------          -----------                                    ----------------

99.1            Press release dated May 13, 2003                Filed herewith